UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 27, 2006
Date of Report (Date of earliest event reported)

Commission	Exact Name of Registrant as Specified in Its Charter; State of Incorporation;	IRS Employer
File Number	Address of Principal Executive Offices; and Telephone Number	Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street—37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600

1-1401	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348 (610) 765-6900	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.
Item 8.01. Other Events.
As previously disclosed, on December 20, 2004, Exelon Corporation (Exelon) and Public Service Enterprise Group Incorporated (PSEG) entered into an Agreement and Plan of Merger, pursuant to which PSEG will merge with and into Exelon with Exelon continuing as the surviving corporation (the Merger). There are a number of regulatory approvals or other regulatory actions required to consummate the Merger, including those described in previous Reports on Form 8-K. On November 30, 2005, the Initial Decision of the administrative law judge in the proceeding before the Pennsylvania Public Utility Commission (PAPUC) was released. The administrative law judge recommended that the PAPUC accept the settlement that PECO Energy Company (PECO) had reached with many of the parties to the merger proceeding without modification.
On January 27, 2006, PECO issued a press release announcing that the PAPUC had approved the Merger. The press release noted that the Chairman of the PAPUC had commented that the merger was in the public interest. A copy of the press release is attached to this Report as Exhibit 99.
* * * * *
Forward-Looking Statements
This combined Form 8-K is being furnished separately by Exelon, Commonwealth Edison Company (ComEd), PECO and Exelon Generation Company, LLC (Generation) (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.
Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants’ 2004 Annual Report on Form 10-K—ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Outlook and the Challenges in Managing the Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants’ 2004 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: Exelon—Note 20, ComEd—Note 15, PECO—Note 14 and Generation—Note 16, (c) Exelon’s Current Report on Form 8-K filed on May 13, 2005, including those discussed in Exhibit 99.2, “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and Exhibit 99.3, “Financial Statements and Supplementary Data,” (d) Generation’s Current Report on Form 8-K filed on May 13, 2005, including those discussed in Exhibit 99.5, “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and Exhibit 99.6, “Financial Statements and Supplementary Data” and (e) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION PECO ENERGY COMPANY EXELON GENERATION COMPANY, LLC
/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets, and Chief Financial Officer Exelon Corporation

COMMONWEALTH EDISON COMPANY
/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer, Treasurer and Chief Risk Officer Commonwealth Edison Company

January 30, 2006